EXHIBIT 99


                                        September 5, 2000


Nomura Securities International, Inc.
Two World Financial Center
Building B
New York, NY 10281

Dear Sirs:

          This letter and the related Request to Sell Agreement (defined below) set forth the agreement of Nomura Securities International, Inc. (the "Purchaser") and MDU Resources Group, Inc. (the "Company") regarding the purchase by the Purchaser from the Company of the Company's common stock, par value $1.00 per share, together with the Preference Share Purchase Rights appurtenant thereto (the "Common Stock"). This letter and the related Request to Sell Common Stock of MDU Resources Group, Inc. (the "Request to Sell Agreement") between the Company and the Purchaser and dated the date hereof shall be referred collectively herein as the "Agreement". The parties agree as follows:

1. This Agreement relates to the purchase by the Purchaser of 500,000 shares of Common Stock (the " Shares") for an aggregate purchase price of $11,883,400. The Purchaser agrees to purchase all of the Shares if it purchases any of them.

2. On September 6, 2000 (the "Closing Date"), the Company will cause delivery of the Shares to the Purchaser or its designees via DWAC, against payment therefor (such purchase price for the Shares as agreed to in the related Request to Sell Agreement), by wire transfer of immediately available funds to an account designated by the Company and in accordance with the Request to Sell Agreement.

3. The Company represents and warrants, as of the date hereof and as of the Closing Date, that (a) it is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware; (b) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares in accordance with the terms hereof; (c) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company; (d) this Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer; and (e) the Shares to be issued under this Agreement have been duly authorized for issuance and sale by all necessary corporate action of the Company and, when issued and delivered in accordance with the terms hereof against payment of the consideration set forth herein, the Shares shall be validly issued, fully paid and nonassessable and shall not be subject to the preemptive or other similar rights of any securityholder of the Company.

4. The Company further represents and warrants that (a) the Company has filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3, Commission File Number 333-48647, including the prospectus forming a part thereof, as amended and supplemented (the "Prospectus"), (such registration statement, as amended and supplemented (including the Prospectus Supplement hereafter referred to), shall be referred to hereinafter as the "Registration Statement"); (b) the Company shall file a prospectus supplement to the Registration Statement with the Commission in connection with this transaction (the "Prospectus Supplement") on September 6, 2000; and (c) the Shares are registered under the Registration Statement. A copy of the Registration Statement as filed (and declared effective, if applicable), by the Securities and Exchange Commission, is annexed hereto as "Exhibit A" and a draft of the Prospectus Supplement to be filed, is annexed hereto as "Exhibit B."

5. The Company will use its best efforts to list the Shares for trading on the New York Stock Exchange and the Pacific Exchange and agrees promptly to notify Purchaser to the extent it is successful in doing so.

6. The Company further represents and warrants that (a) each of the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the "Commission Filings"), at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder; (b) the Commission Filings, when read together with the other information in the Prospectus, at the date hereof and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
     (c) at the respective times the Registration Statement and any post-effective amendments or supplements thereto became effective and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7. The Company further represents and warrants as of the date hereof and as of the Closing Date, that no stop order or other suspension of the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

8. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder. The Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may be executed in several counterparts, and by the different parties hereto in separate counterparts, each of which


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


     when executed shall be deemed to be an original but all of which taken together with constitute one and the same agreement.

9. The Purchaser represents and warrants that (a) the Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action; (c) this Agreement has been duly executed and delivered on behalf of the Purchaser by a duly authorized officer; and (d) the Purchaser is not, and will not as a result of its purchase of the Shares be, a "Related Party," as defined in Section 312 of the New York Stock Exchange's Listed Company Compliance Manual.

10. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

          Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original.

          Please execute a copy of this letter which, when executed by the Purchaser, will constitute an agreement between the Company and the Purchaser.


                                   Very truly yours,

                                   MDU RESOURCES GROUP, INC.

                                   By:  s/ Warren L. Robinson
                                      ------------------------------------
                                      Name:  Warren L. Robinson
                                      Title: Executive Vice President, Treasurer
                                             and Chief Financial Officer

AGREED TO:

PURCHASER:

NOMURA SECURITIES INTERNATIONAL, INC.

By: /s/ Stephen Yushar
    ----------------------
    Name:  Stephen Yushar
    Title: Managing Director


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